IRREVOCABLE STANDBY LETTER OF CREDIT NO.SVB98IS0993

DATED: JULY 14, 1998

BENEFICIARY:
SEAPORT CENTRE ASSOCIATES, LLC
C/O WILLIAM WILSON & ASSOCIATES
10 ALMADEN BOULEVARD, #430
SAN JOSE, CA 95113
AS "LANDLORD"

APPLICANT:
PERCLOSE, INC.
199 JEFFERSON DRIVE
MENLO PARK, CA  94025
AS "TENANT"

LETTER OF CREDIT AMOUNT: US$1,000,000.00 (ONE MILLION AND 00/100 U.S. DOLLARS).

EXPIRY DATE: JULY 15, 1999

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT NO. SVB98IS0993 IN YOUR FAVOR IN THE AMOUNT OF US$1,000,000.00 (ONE MILLION AND 00/100 U.S. DOLLARS). THIS AMOUNT IS AVAILABLE FOR PAYMENT TO YOU BY SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INTERNATIONAL DEPARTMENT UPON PRESENTATION OF BENEFICIARY'S DRAFT AT SIGHT DRAWN ON US, AND ACCOMPANIED BY THE FOLLOWING
DOCUMENTS:

1.   THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S) IF ANY.
2. A WRITTEN STATEMENT SIGNED BY AN AUTHORIZED AGENT OF THE LANDLORD OR BY THE LANDLORD STATING THAT THE PERSON WHO IS SIGNING HAS THE AUTHORITY TO SIGN ON BEHALF OF LANDLORD AND THAT LANDLORD IS ENTITLED TO DRAW DOWN ON THE LETTER OF CREDIT.

IF YOU SELL OR OTHERWISE TRANSFER YOUR INTEREST IN THE "PREMISES" OR "DEVELOPMENT" AS SUCH TERMS AS DEFINED IN THAT CERTAIN LEASE AGREEMENT BETWEEN SEAPORT CENTRE ASSOCIATES , LLC AS LANDLORD, AND PERCLOSE, INC. AS TENANT DATED APRIL 16, 1998 (THE "LEASE") OR YOUR INTEREST AS LANDLORD UNDER THE LEASE, YOU SHALL HAVE THE RIGHT TO TRANSFER THIS LETTER OF CREDIT TO SUCH TRANSFEREE,
SUCCESSOR OR ASSIGNEE. THIS LETTER OF CREDIT IS TRANSFERABLE ONLY IN ITS ENTIRETY UPON OUR RECEIPT OF THIS ORIGINAL LETTER OF CREDIT TOGETHER WITH THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY.

ALL  DOCUMENTS  INCLUDING  DRAFT(S)  MUST  INDICATE  THE NUMBER AND DATE OF THIS
CREDIT.

DOCUMENTS  MUST BE SENT TO US VIA  OVERNIGHT  COURIER OR  DELIVERED TO US AT OUR
ADDRESS: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN:
INTERNATIONAL DIVISION.

WE HEREBY ENGAGE WITH THE DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AND NEGOTIATED IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED ON PRESENTATION.

EXCEPT TO THE EXTENT INCONSISTENT WITH THE EXPRESS TERMS HEREOF, THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.


 /S/ ILLEGIBLE                                   /S/ ILLEGIBLE
 -------------------                             ---------------
AUTHORIZED SIGNATURE                             AUTHORIZED SIGNATURE

                                   EXHIBIT "A"

Date:

To: Silicon Valley Bank
      3003 Tasman Drive                     Re: Standby Letter of Credit
      Santa Clara, CA  95054                    No.SVB98IS0993 issued by
      Attn: International Division              Silicon Valley Bank, Santa Clara
            Standby Letters of Credit           L/C amount: US$1,000,000.00

Gentlemen:

For value received, the undersigned Beneficiary hereby irrevocable transfers to:

(Name of Transferee)
(Address)

All rights of the undersigned Beneficiary to draw under the above Letter of Credit up to its available amount as shown above as of the date of this transfer.

By this transfer, all rights of the undersigned Beneficiary in such Letter of Credit are transferred to the Transferee. Transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to the undersigned Beneficiary.

The original of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it direct to the Transferee with your customary notice of transfer.

                                                     Sincerely,

Signature Authenticated                              (BENEFICIARY'S NAME)

--------------------                                 ------------------------
(Bank)                                               Signature of Beneficiary

--------------------
Authorized Signature